UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019
____________________

ASTEA INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road, Horsham, Pennsylvania 19044

(Address of principal executive offices, including zip code)

(215) 682-2500

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ATEA	OTCQB

___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

  On October 8, 2019, the Company issued the attached written communication to employees disclosing to them the Company’s signing of a definitive merger agreement required to be filed under Rule 14a-12 of the Securities Exchange Act of 1934, as amended, a copy of which is attached hereto as Exhibit 99.1.

  On October 10, 2019, the Company issued the attached written communication to customers disclosing to them the Company’s signing of a definitive merger agreement required to be filed under Rule 14a-12 of the Securities Exchange Act of 1934, as amended, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1        CEO Communication to Employees Regarding a Definitive Merger Agreement

99.2        Customer Letter Regarding a Definitive Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.

October 10, 2019	By:	/s/Rick Etskovitz
	Name:	Rick Etskovitz
	Title:	Chief Financial Officer and Treasurer